                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                        Date of Amendment June 13, 1997



                            MEDICAL RESOURCES, INC.
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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

   Delaware                        0-20440                    13-3584552
   --------                        -------                    ----------
(State or Other                   (Commission              (I.R.S. Employer
Jurisdiction)                     File Number)             Identification No.)



155 State Street, Hackensack, N.J.                                  07013
---------------------------------------                             -----
(Address of Principal Executive Office)                           (Zip Code)

Registrant's telephone number, including area code         (201) 488-6230
                                                           --------------

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          ____________________________________________________________


                                 AMENDMENT NO 1


                 The undersigned registrant hereby amends its
             Current Report on Form 8-K, filed on January 9, 1996
                      to add Item 7 as set forth herein.

Item 7.          FINANCIAL STATEMENTS AND EXHIBITS.
                 ----------------------------------

     (a) Financial statement of business acquired
         ----------------------------------------

     On January 9, 1996, Medical Resources, Inc. (the "Company") consummated the acquisition of the business assets of MRI-CT, Inc. ("MRICT"). The following financial statements of MRICT and the reports thereon of independent accountants, all appearing after the signature page to this Form 8-K/A, are included herein.

          MRI-CT, INC.
          Independent Auditor's Report
          Balance Sheet as of December 31, 1995
          Statement of Income and Retained Earnings for the Year Ended December
            31, 1995
          Statement of Cash Flows for the Year Ended December 31, 1995
          Notes to Financial Statements
          Independent Auditor's Report on Additional Information for the Year
            Ended December 31, 1995
          Operating Expenses for the Year Ended December 31, 1995

          Independent Auditor's Report
          Balance Sheets as of December 31, 1994, 1993 and 1992
          Statements of Income for the Years Ended December 31, 1994, 1993 and
            1992
          Statements of Retained Earnings for the Years Ended December 31, 1994,
            1993 and 1992
          Statements of Cash Flows for the Year Ended December 31, 1994, 1993
            and 1992
          Notes to Financial Statements


     (b) Pro Forma Financial Information
         -------------------------------

     On January 9, 1996, Medical Resources, Inc. (the "Company") consummated the acquisition (the "Acquisition") of the business assets of MRICT, a New York Corporation based in New York, New York (the "Seller") comprised primarily of four diagnostic imaging centers located at (i) 197 Third Avenue, New York, New York, (ii) 6511 Ft. Hamilton Parkway, Brooklyn, New York, (iii) 1401 Ocean Avenue, Brooklyn, New York and (iv) 1612 St. Peters Avenue, Bronx, New York.
The Acquisition was consummated pursuant to an Asset Purchase Agreement (the "Agreement") dated as of December 21, 1995 by and among the Company and the Seller. Pursuant to the Agreement, a wholly owned subsidiary of the Company acquired substantially all of the business assets of the Seller for a combination of $553,000 cash, 194,113 shares of common stock and a $88,000 note payable at prime due January 9, 2001.

     The Pro Forma Consolidated Statements of Operations ("Financial Statements") combines the individual Financial Statements of the Company and MRICT for the year ended December 31, 1995 after giving effect to the pro forma adjustments described in the Notes to Pro Forma Financial Statements.

     The following consolidated pro forma data reflects the Acquisition of MRICT as if it occurred on January 1, 1995. The following unaudited pro forma information does not purport to be indicative of the results which would actually have been obtained had the Acquisitions been completed during the periods presented or which may be obtained in the future.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
----------------------------------------------------


(1) Adjustment reflects the value of the consideration given by the Company to acquire the net business assets of MRICT as outlined in Item 7 (b) of this Form 8-K/A.

(2) Item reflects the carrying value of the assets and liabilities of MRICT as stated in its December 31, 1995 financial statements adjusted to the agreed upon purchase price of such assets acquired and liabilities assumed which were a part of the Acquisition.

(3) The adjustment to stockholders' equity to record the elimination of the common stock and retained earnings of MRICT.

(4) Adjustment to depreciation and amortization reflects the effect of the increase in property, plant and equipment and of goodwill due to the acquisition of the net assets of MRICT. Since the property, plant and equipment of MRICT were acquired at a price less than its carrying value by MRICT, the depreciation was reduced to reflect the depreciation at the purchase price. The property, plant and equipment of $1,083,500 and of goodwill of $1,540,214 from the Acquisition are being amortized over a five and twenty year basis, respectively.

(5) The adjustment to the provision for income taxes reflects the tax effect of the operations of MRICT and the adjustments to depreciation and amortization discussed above, calculated at the Company's statutory tax rate of 39%.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDICAL RESOURCES, INC.


                                    By: /s/ William D. Farrell
                                        -------------------------------------
                                        William D. Farrell
                                        President and Chief Operating Officer

Dated: June 13, 1997

                               TABLE OF CONTENTS
                               -----------------

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


                                                                  PAGE
                                                                  ----

MRI-CT:
  Independent Auditor's Report                                       8
  Balance Sheet as of December 31, 1995                              9
  Statement of Income and Retained Earnings for the year ended
    December 31, 1995                                               10
  Statement of Cash Flows for the year ended December 31, 1995      11
  Notes to the Financial Statements                                 13
  Independent Auditor's Report on Additional Information            17
  Operating Expenses for the Year Ended December 31, 1995           18

  Independent Auditor's Report                                      19
  Balance Sheets as of December 31, 1994, 1993 and 1992             20
  Statements of Income for the years ended December 31, 1994,
    1993 and 1992                                                   22
  Statements of Retained Earnings for the years ended
    December 31, 1994, 1993 and 1992                                23
  Statements of Cash Flows for the years ended December 31,
    1994, 1993 and 1992                                             24
  Notes to the Financial Statements                                 27

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

                            MEDICAL RESOURCES, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)

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
                                             As of December 31, 1995
                                --------------------------------------------------------
                                                                         Pro Forma
                                   Medical                     -------------------------
             ASSETS             Resources, Inc.  MRI-CT, Inc.  Adjustments         Total
             ------             ---------------  ------------  -----------         -----

Current assets:
  Cash and cash equivalents        $ 3,934,677  $      25,823    ($553,245) (1)  $ 3,497,370
                                                                  ($25,823) (2)

   Short term investments                    -              -            -                 -
   Accounts receivable, net         13,837,637      1,419,266     (375,018) (2)   14,881,885
   Inventory                                 -              -            -                 -
   Other assets                        477,062          7,091       28,909  (2)      513,062
   Deferred tax asset                1,871,397              -            -         1,871,397
   Prepaid expenses                  1,074,459         12,584       (1,869) (2)    1,085,174
                                   -----------     ----------   -----------      -----------
      Total current assets          21,195,232      1,464,764     (836,931)       21,823,065

  Property, plant and
   equipment                        11,530,159      3,258,101   (2,174,601) (2)   12,613,659
  Other assets                       2,287,769         88,093      177,907  (2)    2,553,769
  Goodwill                           9,122,663              -    1,555,310  (1)   10,572,762
                                                                (1,093,587) (3)
                                                                 1,078,491  (2)
                                   -----------     ----------   -----------      -----------
      Total assets                 $44,135,823     $4,810,958  ($1,383,526)      $47,563,255
                                   ===========     ==========   ===========      ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------

Current liabilities:
  Current portion of notes
   payable                         $   957,884     $1,143,830  $(1,143,830) (2)  $   957,884
  Current portion of
   obligations under
   capital leases                    3,244,652        668,456     (354,710) (2)    3,558,398
  Accounts payable and
   accrued expenses                  4,602,926        690,146      263,092  (2)    5,556,164
  Other current liabilities          1,405,875              -            -                 -
  Income taxes payable                 245,899              -            -           245,899
                                   -----------     ----------   -----------      -----------
      Total current liabilities     10,457.236      2,502,432   (1,235,448)       11,724,220

Notes payable                        4,448,974         56,556       88,315  (1)    4,537,289
                                                                   (56,556) (2)
Obligations under capital
 leases                              6,707,650      1,158,383            -         7,866,033
Convertible debentures               4,350,000              -            -
Other longterm liabilities           1,205,627              -            -         1,205,627
                                   -----------     ----------   -----------      -----------
     Total liabilities              27,169,487      3,717,371   (1,203,689)       29,683,169
                                   -----------     ----------   -----------      -----------

Commitments and contingencies

Stockholders' equity:
 Common stock, $.01 par
   value, 20,000,000 shares
   authorized, 7,697,500 pro
   forma number of shares issued
   and outstanding at December
   31, 1994                             76,975          5,831        1,941  (1)       78,916
                                                                    (5,831) (3)
Common stock to be issued            1,721,250              -            -         1,721,250
 Additional paid-in capital         20,834,922              -      911,809  (1)   21,746,731
 Retained (deficit)                 (4,298,678)     1,087,756   (1,087,756) (3)   (4,298,678)
Less 255,000 common shares
 in treasury, at cost               (1,368,133)             -            -        (1,368,133)
                                   -----------     ----------   -----------      -----------
    Total stockholders'
     equity                         16,966,336      1,093,587     (179,837)       17,880,086
                                   -----------     ----------   -----------      -----------
    Total liabilities and
     stockholders' equity          $44,135,823     $4,810,958  ($1,383,526)      $47,563,255
                                   ===========     ==========   ===========      ===========
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

                            MEDICAL RESOURCES, INC.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (Unaudited)

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

                                                                For the year ended December 31, 1995
                                                    ----------------------------------------------------------------
                                                                                                Pro Forma
                                                        Medical                      -------------------------------
                                                    Resources, Inc.  MRI-CT, Inc.    Adjustments           Total
                                                    ---------------  -------------   ------------        -----------
Net service revenue                                     $51,993,758      5,104,532      $       0        $57,098,290
                                                        -----------     ----------      ---------        -----------

Operating expenses of services                           31,563,796      5,177,805              -         36,741,601
Provisions for uncollectible accounts receivable          3,377.862              -              -          3,377,862
Corporate general and administrative                      4,978,045              -              -          4,978,045
Depreciation and amortization                             4,567,144        971,105       (289,205)  (4)    5,249,044
                                                        -----------     ----------      ---------        -----------
     Operating income (loss)                              7,506,911     (1,044,378)       289,205          6,751,738
Interest (income)/expense                                 1,829,017        (71,240)             -          1,757,777
                                                        -----------     ----------      ---------        -----------
Income (loss) before minority interest and
 income taxes                                             5,677,894       (973,138)       289,205          4,993,961
Minority interest in losses of joint ventures
 and limited partnerships                                   124,085              -              -            124,085
                                                        -----------     ----------      ---------        -----------
Income before income taxes                                5,801,979       (973,138)       289,205          5,118,046
Provision for income taxes                                1,659,111          4,282       (271,016)  (5)    1,392,377
                                                        -----------     ----------      ---------        -----------
Income from continuing operations                       $ 4,142,868      ($977,420)     $ 560,221        $ 3,725,669
                                                        ===========     ==========      =========        ===========
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